BRISTOL-MYERS SQUIBB COMPANY
NET SALES FROM CONTINUING OPERATIONS
FOR THE PERIOD ENDED DECEMBER 31, 2004
($ in millions)

					Percentage Change
	2004		2003		Including	Excluding
Quarter-to-Date	Amount	% of Total	Amount	% of Total	Foreign Exchange	Foreign Exchange
Pharmaceuticals	$4,129	80.1%	$4,082	80.4%	1%	-3%
US Pharmaceuticals	2,242	43.5%	2,254	44.4%	-1%	-1%
Primary Care	1,721	33.4%	1,801	35.4%	-4%	-4%
Oncology/Virology	351	6.8%	374	7.4%	-6%	-6%
Neuroscience	170	3.3%	79	1.6%	115%	115%
Latin America/Canada	287	5.6%	292	5.8%	-2%	-5%
Europe and Middle East Medicines	1,219	23.6%	1,195	23.5%	2%	-9%
Asia/Pacific Medicines	333	6.5%	320	6.3%	4%	-1%
Nutritionals	505	9.8%	526	10.4%	-4%	-4%
Other Healthcare	523	10.1%	468	9.2%	12%	7%
ConvaTec	266	5.1%	241	4.8%	10%	3%
Medical Imaging	154	3.0%	129	2.5%	19%	18%
Consumer Medicines	103	2.0%	98	1.9%	5%	4%

Total Company	$5,157	100.0%	$5,076	100.0%	2%	-1%

					Percentage Change
	2004		2003		Including	Excluding
Quarter-to-Date	Amount	% of Total	Amount	% of Total	Foreign Exchange	Foreign Exchange
Pharmaceuticals	$15,482	79.9%	$14,925	80.0%	4%	—
US Pharmaceuticals	8,351	43.1%	8,325	44.6%	—	—
Primary Care	6,017	31.0%	6,427	34.4%	-6%	-6%
Oncology/Virology	1,780	9.2%	1,618	8.7%	10%	10%
Neuroscience	554	2.9%	280	1.5%	98%	98%
Latin America/Canada	1,041	5.4%	998	5.4%	4%	2%
Europe and Middle East Medicines	4,721	24.4%	4,341	23.3%	9%	-2%
Asia/Pacific Medicines	1,174	6.1%	1,063	5.7%	10%	3%
Nutritionals	2,001	10.3%	2,023	10.8%	-1%	-1%
Other Healthcare	1,897	9.8%	1,705	9.2%	11%	7%
ConvaTec	954	4.9%	843	4.5%	13%	5%
Medical Imaging	589	3.1%	508	2.8%	16%	15%
Consumer Medicines	354	1.8%	354	1.9%	—	-2%

Total Company	$19,380	100.0%	$18,653	100.0%	4%	—

BRISTOL-MYERS SQUIBB COMPANY
SEGMENT SALES AND COMPOSITION OF CHANGE IN SALES FOR CONTINUING OPERATIONS
FOR THE PERIOD ENDED DECEMBER 31, 2004
(DOLLARS IN MILLIONS)

QUARTER-TO-DATE

					Consumer	Continuing
	WW Medicines	Nutritionals	Convatec	Medical Imaging	Medicines	Operations
Price Increases(Decreases)	-3%	5%	—	5%	-8%	-1%
Foreign Exchange	4%	—	7%	1%	1%	3%
Volume	—	-9%	3%	13%	12%	—

Total Change	1%	-4%	10%	19%	5%	2%

Total 2004 Period to Date Sales	$4,129	$505	$266	$154	$103	$5,157
Total 2003 Period to Date Sales	$4,082	$526	$241	$129	$98	$5,076

YEAR-TO-DATE

					Consumer	Continuing
	WW Medicines	Nutritionals	Convatec	Medical Imaging	Medicines	Operations
Price Increases(Decreases)	-1%	6%	-1%	6%	-2%	—
Foreign Exchange	4%	—	8%	1%	2%	4%
Volume	1%	-7%	6%	9%	—	—

Total Change	4%	-1%	13%	16%	—	4%

Total 2004 Period to Date Sales	$15,482	$2,001	$954	$589	$354	$19,380
Total 2003 Period to Date Sales	$14,925	$2,023	$843	$508	$354	$18,653

BRISTOL-MYERS SQUIBB COMPANY
2004 FOURTH QUARTER REVIEW
CONTINUING OPERATIONS
($ in Millions)

Corporate Overview

Revenues:	2004	% of Total	2003	% of Total	%Var.
Pharmaceuticals	$4,129	80.1%	$4,082	80.4%	1%
Nutritionals	505	9.8%	526	10.4%	-4%
Other Healthcare	523	10.1%	468	9.2%	12%
ConvaTec	266	5.1%	241	4.8%	10%
Medical Imaging	154	3.0%	129	2.5%	19%
Consumer Medicines	103	2.0%	98	1.9%	5%

	5,157	100.0%	5,076	100.0%	2%

Expenses:		% of Sales		% of Sales	%Var.

COGS	1,665	32.3%	1,525	30.0%	9%
MS&A	1,390	27.0%	1,251	24.6%	11%
Adv. & Promo.	424	8.2%	414	8.2%	2%
R&D	677	13.1%	715	14.1%	-5%
In-process R&D	—	0.0%	—	—	—
Gain on sale of businesses	(4)	-0.1%	—	—	—
Provision for restructuring and other items	29	0.6%	8	0.2%	*
Litigation settlement expense/(income)	16	0.3%	265	5.2%	-94%
Equity in net income of affiliates	(69)	-1.3%	(27)	-0.5%	-156%
Other (Inc)/Exp	(10)	-0.2%	2	—	*

	4,118	79.9%	4,153	81.8%	-1%

Earnings from Continuing Operations Before Minority Interest and IncomeTaxes	1,039	20.1%	923	18.2%	13%

Provision for income taxes	766		292
Minority interest, net of taxes	134		125

Earnings from Continuing Operations	139	2.7%	506	10.0%	-73%

Net Earnings from Discontinued Operations	—		—		—

Net Earnings	$139	2.7%	$506	10.0%	-73%

Earnings Per Common Share

Basic
Continuing Operations	$0.07		$0.26		-73%
Discontinued Operations	—		—		—

Earnings Per Share	$0.07		$0.26		-73%

Diluted
Continuing Operations	$0.07		$0.26		-73%
Discontinued Operations	—		—		—

Earnings Per Share	$0.07		$0.26		-73%

Average Shares — Basic	1,943		1,937
Average Shares — Diluted	1,976		1,973

			Change in U.S.
	Worldwide		Rx Demand
Selected Products	Sales	%Var.	4Q04 vs. 4Q03
Plavix	$959	19%	19%
Pravachol	710	-3%	-16%
Taxol	256	7%	N/A
Avapro/Avalide	259	13%	14%
Enfamil	224	11%	N/A
Paraplatin	27	-87%	N/A
Sustiva	172	24%	3%
Abilify (total revenue)	191	139%	62%
Ostomy	152	7%	N/A
Reyataz	148	*	88%
Cardiolite	108	35%	N/A
Wound Therapeutics	111	18%	N/A
Videx/Videx EC	67	-1%	-10%
Monopril	68	-42%	-81%
Zerit	67	-12%	-29%
Cefzil	89	-24%	-35%
Erbitux	88	—	N/A
Coumadin	76	41%	-14%
Glucovance	7	-94%	-85%

Other (Income)/Expense
	2004	2003
Interest Expense	$91	$70
Interest Income	(39)	(18)
Foreign Exchange	(30)	13
Other - net	(32)	(63)

	($10)	$2

* in excess of +/- 200%

BRISTOL-MYERS SQUIBB COMPANY
2004 TWELVE MONTH REVIEW
CONTINUING OPERATIONS
($ in Millions)

Corporate Overview

Revenues:	2004	% of Total	2003	% of Total	%Var.
Pharmaceuticals	$15,482	79.9%	$14,925	80.0%	4%
Nutritionals	2,001	10.3%	2,023	10.8%	-1%
Other Healthcare	1,897	9.8%	1,705	9.2%	11%
ConvaTec	954	4.9%	843	4.5%	13%
Medical Imaging	589	3.1%	508	2.8%	16%
Consumer Medicines	354	1.8%	354	1.9%	—

	19,380	100.0%	18,653	100.0%	4%

Expenses:		% of Sales		% of Sales	%Var.

COGS	5,989	30.9%	5,406	29.0%	11%
MS&A	5,016	25.9%	4,620	24.8%	9%
Adv. & Promo.	1,411	7.3%	1,415	7.6%	—
R&D	2,500	12.9%	2,279	12.2%	10%
In-process R&D	63	0.3%	—	—	—
Gain on sale of businesses	(320)	-1.7%	—	—	—
Provision for restructuring and other items	104	0.5%	26	0.1%	*
Litigation settlement expense/(income)	420	2.2%	199	1.1%	-111%
Equity in net income of affiliates	(273)	-1.4%	(151)	-0.8%	-81%
Other (Inc)/Exp, net	52	0.3%	179	0.9%	-71%

	14,962	77.2%	13,973	74.9%	7%

Earnings Before Minority Interest and Income Taxes	4,418	22.8%	4,680	25.1%	-6%
Provision for income taxes	1,519		1,210
Minority interest, net of taxes	521		373

Earnings from Continuing Operations	2,378	12.3%	3,097	16.6%	-23%

Net Earnings from Discontinued Operations	10		9		11%

Net Earnings	$2,388		$3,106		-23%

Earnings Per Common Share
Basic
Continuing Operations	$1.23		$1.60		-23%
Discontinued Operations	—		—		—

Earnings Per Share	$1.23		$1.60		-23%

Diluted
Continuing Operations	$1.21		$1.59		-24%
Discontinued Operations	—		—		—

Earnings Per Share	$1.21		$1.59		-24%

Average Shares - Basic	1,942		1,937
Average Shares - Diluted	1,976		1,950

			Change in U.S.
	Worldwide		Rx Demand
Selected Products	Sales	%Var.	YTD 04 vs. YTD 03
Plavix	$3,327	35%	24%
Pravachol	2,635	-7%	-10%
Taxol	991	6%	N/A
Avapro/Avalide	930	23%	15%
Enfamil	859	6%	N/A
Paraplatin	673	-26%	N/A
Sustiva	621	14%	4%
Abilify (total revenue)	593	110%	103%
Ostomy	551	8%	N/A
Reyataz	414	*	*
Cardiolite	406	25%	N/A
Wound Therapeutics	391	23%	N/A
Videx/Videx EC	274	3%	-4%
Monopril	274	-42%	-77%
Zerit	272	-23%	-29%
Cefzil	270	-17%	-30%
Erbitux	261	—	N/A
Coumadin	255	-16%	-17%
Glucovance	169	-60%	-51%

Other (Income)/Expense

	2004	2003
Interest Expense	$310	$277
Interest Income	(105)	(65)
Foreign Exchange	5	23
Other - net	(158)	(56)

	$52	$179

* in excess of +/- 200%

BRISTOL-MYERS SQUIBB COMPANY
WORLDWIDE SALES BY PRODUCT
FOR THE THREE MONTHS ENDED DECEMBER 31, 2004
($ in millions)

	WORLDWIDE			INTERNATIONAL *			DOMESTIC *
	2004	2003	% growth	2004	2003	% growth	2004	2003	% growth
Total Company - Continuing Operations	$5,157	$5,076	2%	$2,347	$2,198	7%	$2,810	$2,878	-2%

PHARMACEUTICALS	4,129	4,082	1%	1,874	1,815	3%	2,255	2,267	-1%

Cardiovascular	2,150	2,027	6%	668	680	-2%	1,482	1,347	10%
Plavix	959	808	19%	143	120	19%	816	688	19%
Pravachol	710	729	-3%	277	322	-14%	433	407	6%
Avapro/ Avalide	259	230	13%	105	79	33%	154	151	2%
Monopril	68	118	-42%	59	63	-6%	9	55	-84%
Coumadin	76	54	41%	7	8	-13%	69	46	50%
Capoten/Captopril	42	50	-16%	42	50	-16%	—	—	—

Oncology	427	509	-16%	335	327	2%	92	182	-49%
Taxol	256	239	7%	249	238	5%	7	1	* **
Paraplatin	27	204	-87%	39	41	-5%	(12)	163	-107%
Erbitux	88	—	—	—	—	—	88	—	—

Virology	454	332	37%	196	143	37%	258	189	37%
Sustiva	172	139	24%	69	57	21%	103	82	26%
Reyataz	148	49	* **	49	3	* **	99	46	115%
Videx/ Videx EC	67	68	-1%	42	41	2%	25	27	-7%
Zerit	67	76	-12%	36	42	-14%	31	34	-9%

Infectious Diseases	353	387	-9%	248	238	4%	105	149	-30%
Cefzil	89	117	-24%	29	28	4%	60	89	-33%
Maxipime	54	48	13%	54	48	13%	—	—	—
Tequin	50	65	-23%	11	11	—	39	54	-28%

Affective (Psychiatric) Disorders	239	136	76%	59	44	34%	180	92	96%
Abilify**	191	80	139%	21	1	* **	170	79	115%
Sinemet	28	34	-18%	20	23	-13%	8	11	-27%

Metabolics	53	225	-76%	5	6	-17%	48	219	-78%
Glucovance	7	109	-94%	—	2	-100%	7	107	-93%
Glucophage	21	19	11%	4	3	33%	17	16	6%
Glucophage XR	20	89	-78%	1	1	—	19	88	-78%
Metaglip	5	8	-38%	—	—	—	5	8	-38%

NUTRITIONALS	505	526	-4%	262	235	11%	243	291	-16%

Infant Formulas	362	332	9%	126	109	16%	236	223	6%
Enfamil	224	201	11%	70	61	15%	154	140	10%

Other Nutritional Products
Toddler/Children’s Nutritionals	120	108	11%	120	108	11%	—	—	—

OTHER HEALTHCARE	523	468	12%	229	209	10%	294	259	14%

CONVATEC PRODUCTS	266	241	10%	179	160	12%	87	81	7%
Ostomy	152	142	7%	105	97	8%	47	45	4%
Wound Therapeutics	111	94	18%	72	60	20%	39	34	15%

MEDICAL IMAGING	154	129	19%	26	18	44%	128	111	15%
Cardiolite	108	80	35%	13	9	44%	95	71	34%

CONSUMER MEDICINES	103	98	5%	24	31	-23%	79	67	18%

*	This table presents Total Company sales on a legal entity source basis and segment and product sales on a country management reported basis. As a result, the sum of segment sales for International and for Domestic do not tie to the Total Company International and Domestic sales shown above.

**	Includes alliance revenue from the co-promotional agreement with Otsuka Pharmaceutical Co., Ltd.

***	In Excess of +/- 200%

BRISTOL-MYERS SQUIBB COMPANY
WORLDWIDE SALES BY PRODUCT
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2004
($ in millions)

	WORLDWIDE			INTERNATIONAL *			DOMESTIC *
	2004	2003	% growth	2004	2003	% growth	2004	2003	% growth
Total Company - Continuing Operations	$19,380	$18,653	4%	$8,767	$7,997	10%	$10,613	$10,656	—

PHARMACEUTICALS	15,482	14,925	4%	7,036	6,494	8%	8,446	8,431	—

Cardiovascular	7,740	7,160	8%	2,657	2,487	7%	5,083	4,673	9%
Plavix	3,327	2,467	35%	494	382	29%	2,833	2,085	36%
Pravachol	2,635	2,827	-7%	1,215	1,222	-1%	1,420	1,605	-12%
Avapro/ Avalide	930	757	23%	368	283	30%	562	474	19%
Monopril	274	470	-42%	240	242	-1%	34	228	-85%
Coumadin	255	303	-16%	27	26	4%	228	277	-18%
Capoten/Captopril	176	197	-11%	176	197	-11%	—	—	—

Oncology	2,155	2,100	3%	1,278	1,196	7%	877	904	-3%
Taxol	991	934	6%	960	882	9%	31	52	-40%
Paraplatin	673	905	-26%	136	136	—	537	769	-30%
Erbitux	261	—	—	1	—	—	260	—	—

Virology	1,581	1,253	26%	687	553	24%	894	700	28%
Sustiva	621	544	14%	257	210	22%	364	334	9%
Reyataz	414	88	* **	109	5	* **	305	83	* **
Videx/ Videx EC	274	267	3%	168	158	6%	106	109	-3%
Zerit	272	354	-23%	153	180	-15%	119	174	-32%

Infectious Diseases	1,230	1,322	-7%	919	900	2%	311	422	-26%
Cefzil	270	327	-17%	109	93	17%	161	234	-31%
Maxipime	193	181	7%	193	181	7%	—	—	—
Tequin	169	208	-19%	45	39	15%	124	169	-27%

Affective (Psychiatric) Disorders	773	593	30%	198	168	18%	575	425	35%
Abilify**	593	283	110%	39	3	* **	554	280	98%
Sinemet	106	108	-2%	85	85	—	21	23	-9%

Metabolics	336	948	-65%	21	19	11%	315	929	-66%
Glucovance	169	424	-60%	4	5	-20%	165	419	-61%
Glucophage	68	118	-42%	15	11	36%	53	107	-50%
Glucophage XR	67	395	-83%	1	2	-50%	66	393	-83%
Metaglip	32	11	191%	1	1	—	31	10	* **

NUTRITIONALS	2,001	2,023	-1%	1,035	938	10%	966	1,085	-11%

Infant Formulas	1,405	1,284	9%	494	432	14%	911	852	7%
Enfamil	859	808	6%	274	239	15%	585	569	3%

Other Nutritional Products
Toddler/Children’s Nutritionals	468	421	11%	468	421	11%	—	—	—

OTHER HEALTHCARE	1,897	1,705	11%	837	760	10%	1,060	945	12%

CONVATEC PRODUCTS	954	843	13%	653	566	15%	301	277	9%
Ostomy	551	512	8%	384	348	10%	167	164	2%
Wound Therapeutics	391	319	23%	261	210	24%	130	109	19%

MEDICAL IMAGING	589	508	16%	91	77	18%	498	431	16%
Cardiolite	406	324	25%	45	39	15%	361	285	27%

CONSUMER MEDICINES	354	354	—	93	117	-21%	261	237	10%

*	This table presents Total Company sales on a legal entity source basis and segment and product sales on a country management reported basis. As a result, the sum of segment sales for International and for Domestic do not tie to the Total Company International and Domestic sales shown above.

**	Includes alliance revenue from the co-promotional agreement with Otsuka Pharmaceutical Co., Ltd.

***	In Excess of +/- 200%

BRISTOL-MYERS SQUIBB COMPANY
EARNINGS FROM CONTINUING OPERATIONS BEFORE MINORITY INTEREST AND INCOME TAXES
EXCLUDING SPECIFIED ITEMS

	2003
	Q1	Q2	Q3	Q4	TOTAL YEAR
Earnings from Continuing Operations Before Minority Interest and Income Taxes	$1,160	$1,242	$1,355	$923	$4,680

Specified items:
Provision for restructuring / other	26	4	55	110	195
Litigation (recoveries) / charges	(21)	(41)	(4)	265	199

Earnings from Continuing Operations Before Minority Interest and Income Taxes Excluding Specified Items	$1,165	$1,205	$1,406	$1,298	$5,074

	2004
	Q1	Q2	Q3	Q4	TOTAL YEAR
Earnings from Continuing Operations Before Minority Interest and Income Taxes	$1,464	$771	$1,144	$1,039	$4,418
Specified items:
Gain on sale of businesses	(295)	(18)	(3)	(4)	(320)
In-process research and development	—	62	1	—	63
Provision for restructuring / other	34	42	115	76	267
Litigation reserves	—	455	36	16	507

Earnings from Continuing Operations Before Minority Interest and Income Taxes Excluding Specified Items	$1,203	$1,312	$1,293	$1,127	$4,935

BRISTOL-MYERS SQUIBB COMPANY
DILUTED EARNINGS PER COMMON SHARE FROM CONTINUING OPERATIONS
EXCLUDING SPECIFIED ITEMS

	2003
	Q1	Q2	Q3 *	Q4	TOTAL YEAR *
Diluted Earnings per Common Share from Continuing Operations	$0.41	$0.46	$0.47	$0.26	$1.59

Specified items:
Provision for restructuring / other	0.01	—	0.02	0.04	0.07
Litigation (recoveries) / charges	(0.01)	(0.01)	—	0.13	0.11

Diluted Earnings per Common Share from Continuing Operations Excluding Specified Items *	$0.41	$0.45	$0.48	$0.43	$1.78

	2004
	Q1	Q2	Q3	Q4	TOTAL YEAR
Diluted Earnings per Common Share from Continuing Operations	$0.49	$0.27	$0.38	$0.07	$1.21
Specified items:
Gain on sale of businesses	(0.09)	(0.01)	—		(0.10)
In-process research and development	—	0.03	—		0.03
Provision for restructuring / other	0.01	0.02	0.04	0.03	0.10
Litigation reserves	—	0.15	0.01		0.16
Tax items	—	—	0.01	0.29	0.30

Diluted Earnings per Common Share from Continuing Operations Excluding Specified Items*	$0.41	$0.46	$0.44	$0.39	$1.70

*	amounts may not add due to rounding of individual calculations.

BRISTOL-MYERS SQUIBB COMPANY
SELECT ADDITIONAL FINANCIAL INFORMATION

	($ in Millions)
	December 31,		December 31,
	2004		2003
Balance Sheet Items
Cash, cash equivalents and marketable debt securities	$7,391		$5,457
Receivables, net of allowances	4,373		3,660

Short-term borrowings	1,800		127
Long-term debt	8,463		8,522

Stockholders’ equity	10,202		9,786

Other Items

For the three months ended December 31, 2004:

Quarterly Dividend	$0.28

Gross Margin	67.7%

Capital Expenditures and Capitalized Software	$199	million

BRISTOL-MYERS SQUIBB COMPANY
2005 DILUTED EPS FROM CONTINUING OPERATIONS
IMPACT OF PROJECTED SPECIFIED ITEMS

Diluted EPS
Impact
Anticipated restructuring/relocation	$(0.06)

Licensing milestones	(0.02)

Total	$(0.08)

BRISTOL-MYERS SQUIBB COMPANY
ESTIMATED MONTHS ON HAND OF SELECTED PRODUCTS
IN THE U.S. WHOLESALER DISTRIBUTION CHANNEL

As of
December 31,
2004
Plavix	0.8
Pravachol	0.8
Taxol	0.7
Avapro/Avalide	0.7
Paraplatin	1.2
Abilify	0.7
Sustiva	0.6
Reyataz	0.6
Glucophage Franchise	0.9
Videx/Videx EC	0.6
Zerit	0.7
Monopril	0.8
Coumadin	0.8
Tequin	0.6

*	The Company determines the above months on hand estimates by dividing the estimated amount of the product in the wholesaler distribution channel by the estimated amount of out-movement of the product over a period of one month calculated as described below. Factors that may influence the Company’s estimates include generic competition, seasonality of products, wholesaler purchases in light of increases in wholesaler list prices, new product launches, new warehouse openings by wholesalers and new customer stockings by wholesalers.

Estimates of product in the wholesaler distribution channel and out-movement are based on weekly information received directly from third-parties, and excludes any inventory held by intermediaries such as retailers and hospitals. The Company determines the amount of out-movement of a product over a period of one month by using the most recent prior four weeks of out-movement of a product as provided by these third parties.